Exhibit 99.2



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                     WACHOVIA AUTO LOAN OWNER TRUST 2008-1,
                                   as Issuer,

                       WACHOVIA BANK, NATIONAL ASSOCIATION
                                as Administrator,

                              WDS RECEIVABLES LLC,
                                  as Depositor,

                                       and

                         U.S. BANK NATIONAL ASSOCIATION,
                              as Indenture Trustee

                       ----------------------------------

                            ADMINISTRATION AGREEMENT

                           Dated as of January 1, 2008

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                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

Section 1.01. Capitalized Terms; Interpretive Provisions.....................2
Section 1.02. Duties of the Administrator....................................2
Section 1.03. Records........................................................8
Section 1.04. Compensation...................................................8
Section 1.05. Additional Information to be Furnished to the Issuer...........9
Section 1.06. Independence of the Administrator..............................9
Section 1.07. No Joint Venture...............................................9
Section 1.08. Other Activities of Administrator..............................9
Section 1.09. Term of Agreement; Resignation and Removal of Administrator....9
Section 1.10. Action Upon Termination, Resignation or Removal...............10
Section 1.11. Notices.......................................................10
Section 1.12. Amendments....................................................11
Section 1.13. Successors and Assigns........................................11
Section 1.14. Governing Law.................................................12
Section 1.15. Headings......................................................12
Section 1.16. Counterparts..................................................12
Section 1.17. Severability..................................................12
Section 1.18. Limitation of Liability of Owner Trustee and Indenture
                 Trustee. ..................................................12
Section 1.19. Third-Party Beneficiary.......................................12
Section 1.20. Successor Master Servicer and Administrator...................13
Section 1.21. Nonpetition Covenants.........................................13

                                    EXHIBITS

Exhibit A - Form of Power of Attorney......................................A-1


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                            ADMINISTRATION AGREEMENT

      This Administration Agreement, dated as of January 1, 2008 (the "Agreement"), is among Wachovia Auto Loan Owner Trust 2008-1, as issuer (the "Issuer"), Wachovia Bank, National Association ("Wachovia Bank"), as administrator (the "Administrator"), WDS Receivables LLC ("WDS Receivables"), as depositor (the "Depositor"), and U.S. Bank National Association, not in its individual capacity but solely as trustee (the "Indenture Trustee").

      WHEREAS, the Issuer was created pursuant to the trust agreement, dated as of August 21, 2007, as amended and restated as of January 1, 2008 (the "Trust Agreement"), each between the Depositor and Wilmington Trust Company, as trustee (in such capacity and not in its individual capacity, the "Owner Trustee");

      WHEREAS, the Issuer is issuing 3.9433% Class A-1 Asset Backed Notes, 4.04% Class A-2a Asset Backed Notes, LIBOR plus 0.85% Class A-2b Asset Backed Notes, 4.27% Class A-3 Asset Backed Notes, 4.59% Class A-4 Asset Backed Notes, 5.12% Class B Asset Backed Notes, 5.89% Class C Asset Backed Notes, 7.60% Class D Asset Backed Notes, and 9.05% Class E Asset Backed Notes (collectively, the "Notes") pursuant to an indenture, dated as of the date hereof (the "Indenture"), between the Issuer and the Indenture Trustee;

      WHEREAS, in connection with the issuance of the Notes and of certain beneficial ownership interests in the Issuer, certain documents have been executed, including (i) the Indenture, (ii) a sale and servicing agreement, dated as of the date hereof (the "Sale and Servicing Agreement"), among the Issuer, the Depositor, Wachovia Dealer Services, Inc., as seller (the "Seller"), and Wachovia Bank, as master servicer (in such capacity, the "Master Servicer"),
(iii) a receivables purchase agreement, dated as of the date hereof (the "Receivables Purchase Agreement"), between the Seller and the Depositor, (iv) a swap agreement, dated as of January 24, 2008 (the "Swap Agreement"), between the Issuer and Wachovia Bank, as swap counterparty, relating to the LIBOR plus 0.85% Class A-2b Asset Backed Notes and (v) a control agreement, dated as of the date hereof (the "Control Agreement" and, together with this Agreement, the Indenture, the Sale and Servicing Agreement, the Trust Agreement, the Receivables Purchase Agreement and the Swap Agreement, the "Basic Documents"), among the Issuer, the Master Servicer, Wachovia Bank, as the account bank, and the Indenture Trustee;

      WHEREAS, pursuant to the Basic Documents, the Issuer and the Owner Trustee are required to perform certain duties in connection with the (i) Notes and the collateral therefor pledged pursuant to the Indenture (the "Collateral") and
(ii) beneficial ownership interests in the Issuer;

      WHEREAS, the Issuer and the Owner Trustee desire to have the Administrator perform certain of the duties of the Issuer and the Owner Trustee referred to in the preceding clause and to provide such additional services consistent with the terms of this Agreement and the other Basic Documents as the Issuer and the Owner Trustee may from time to time request; and

      WHEREAS, the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuer and the Owner Trustee on the terms set forth herein.

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

      Section 1.01. Capitalized Terms; Interpretive Provisions.

      (a) Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto or incorporated by reference in the Trust Agreement, the Sale and Servicing Agreement or the Indenture, as the case may be. Whenever used herein, unless the context otherwise requires, the following words and phrases shall have the following meanings:

      "Agreement" means this Administration Agreement.

      "Basic Documents" has the meaning set forth in the recitals.

      (b) With respect to all terms in this Agreement, unless the context otherwise requires: (i) a term has the meaning assigned to it; (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time in the United States; (iii) "or" is not exclusive; (iv) "including" means including without limitation; (v) words in the singular include the plural and words in the plural include the singular; (vi) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; (vii) references to a Person are also to its successors and permitted assigns; (viii) the words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; (ix) Section, subsection and Exhibit references in this Agreement are references to Sections, subsections and Exhibits in or to this Agreement unless otherwise specified; (x) references to "writing" include printing, typing, lithography and other means of reproducing words in a visible form; and (xi) the term "proceeds" has the meaning set forth in the applicable UCC.

      Section 1.02. Duties of the Administrator.

      (a) The Administrator agrees to perform all its duties as Administrator and, except as specifically excluded herein, agrees to perform all the duties of the Issuer and the Owner Trustee under the Basic Documents. In addition, the Administrator shall consult with the Owner Trustee regarding the duties of the Issuer or the Owner Trustee under the Basic Documents. The Administrator shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the respective duties of the Issuer and the Owner Trustee under the Basic Documents. The Administrator shall prepare for execution by the Issuer, or shall cause the preparation by other appropriate persons of, all such documents, reports, notices, filings, instruments, certificates and opinions that it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Basic Documents. In furtherance of the foregoing, the Administrator shall take (or, in the case of the immediately preceding sentence, cause to be taken) all appropriate action that the Issuer or the Owner Trustee is required to take

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pursuant to the Indenture including such of the foregoing as are required with respect to the following matters under the Indenture (references are to Sections of the Indenture):

            (i) the notification of Noteholders of the final principal payment on the Notes (Section 2.08(e));

            (ii) the preparation, obtaining or filing of the instruments, opinions and certificates and other documents required for the release of Collateral (Section 2.13);

            (iii) the duty to cause newly appointed Paying Agents, if any, to deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (Section 3.03);

            (iv) the direction to the Indenture Trustee to deposit monies with Paying Agents, if any, other than the Indenture Trustee (Section 3.03);

            (v) the obtaining and preservation of the Issuer's qualifications to do business in each jurisdiction where such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument or agreement included in the Trust Estate, including all licenses required under the (A) Maryland Vehicle Sales Finance Act and (B) Pennsylvania Motor Vehicle Sales Finance Act (Section 3.04);

            (vi) the preparation of all supplements and amendments to the Indenture and all financing statements, continuation statements, instruments of further assurance and other instruments and the taking of such other action as are necessary or advisable to protect the Trust Estate (Section 3.05);

            (vii) the delivery of the Opinion of Counsel on the Closing Date and the annual delivery of Opinions of Counsel as to the Trust Estate, and the annual delivery of the Officer's Certificate and certain other statements as to compliance with the Indenture (Sections 3.06 and 3.09);

            (viii) the identification to the Indenture Trustee in an Officer's Certificate of a Person with whom the Issuer has contracted to perform its duties under the Indenture (Section 3.07(b));

            (ix) the preparation and delivery of written notice to the Indenture Trustee and the Rating Agencies of each Servicer Termination Event and, if such Servicer Termination Event arises from the failure of the Master Servicer to perform any of its duties or obligations under the Sale and Servicing Agreement with respect to the Receivables, the taking of all reasonable steps available to remedy such failure (Section 3.07(d));

            (x) the preparation and obtaining of documents and instruments required for the conveyance or transfer by the Issuer of its properties or assets (Section 3.10(b));

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            (xi) the duty to cause the Master Servicer to comply with the Sale and Servicing Agreement (Section 3.14);

            (xii) the delivery of written notice to the Indenture Trustee and each Rating Agency of each Event of Default under the Indenture and each default by the Master Servicer, the Seller or the Depositor under the Sale and Servicing Agreement or by the Seller or the Depositor under the Receivables Purchase Agreement (Section 3.19);

            (xiii) the monitoring of the Issuer's obligations as to the satisfaction and discharge of the Indenture and the preparation of an Officer's Certificate and the obtaining of the Opinion of Counsel and the Independent Certificate relating thereto (Section 4.01);

            (xiv) the compliance with Section 5.04 of the Indenture with respect to the sale of the Trust Estate if an Event of Default shall have occurred and be continuing (Section 5.04);

            (xv) the preparation and delivery of notice to Noteholders of the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee (Section 6.08);

            (xvi) the preparation of any written instruments required to confirm more fully the authority of any co-trustee or separate trustee and any written instruments necessary in connection with the resignation or removal of the Indenture Trustee or any co-trustee or separate trustee (Sections 6.08 and 6.10);

            (xvii) the furnishing of the Indenture Trustee with the names and addresses of Noteholders during any period when the Indenture Trustee is not the Note Registrar (Section 7.01);

            (xviii) the preparation and, after execution by the Issuer, the filing with the Commission, any applicable state agencies and the Indenture Trustee of documents required to be filed on a periodic basis with, and summaries thereof as may be required by rules and regulations prescribed by, the Commission and any applicable state agencies and the transmission of such summaries, as necessary, to the Noteholders (Section 7.03);

            (xix) the opening of one or more accounts in the Indenture Trustee's name, established with Wachovia Bank and the taking of all other actions necessary with respect to investment and reinvestment of funds in such accounts (Sections 8.02 and 8.03);

            (xx) the preparation of an Issuer Request and Officer's Certificate and the obtaining of an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Trust Estate (Sections 8.04 and 8.05);

            (xxi) the preparation of Issuer Requests, the obtaining of Opinions of Counsel and the certification to the Indenture Trustee with respect to the execution of supplemental indentures and the mailing to the Noteholders and the Rating Agencies, as


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      applicable, of notices with respect to such supplemental indentures
      (Sections 9.01 and 9.02);

            (xxii) the preparation and delivery of all Officer's Certificates, Opinions of Counsel and Independent Certificates with respect to any requests by the Issuer to the Indenture Trustee to take any action under the Indenture (Section 11.01(a));

            (xxiii) the preparation and delivery of Officer's Certificates and the obtaining of Opinions of Counsel and Independent Certificates, if necessary, for the release of property from the Lien of the Indenture (Section 11.01(b));

            (xxiv) the preparation and delivery of written notice to the Rating Agencies, upon the failure of the Issuer, the Depositor or the Indenture Trustee to give such notification, of the information required pursuant to the Indenture (Section 11.04); and

            (xxv) the recording of the Indenture, if applicable (Section 11.15).

      (b) The Administrator shall:

            (i) pay or cause the Master Servicer to pay to the Indenture Trustee from time to time such compensation and fees for all services rendered by the Indenture Trustee under the Indenture (unless otherwise paid pursuant to Section 2.08 of the Indenture) as have been agreed to in a separate fee schedule between the Administrator and the Indenture Trustee (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

            (ii) except as otherwise expressly provided in the Indenture, reimburse the Indenture Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee in accordance with any provision of the Basic Documents (including the reasonable compensation, expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its willful misconduct, negligence or bad faith;

            (iii) indemnify or cause the Master Servicer to indemnify, the Indenture Trustee for, and hold it harmless, or cause the Master Servicer to hold it harmless, against, any and all losses, liabilities or expenses, including attorneys' fees, incurred by it in connection with the administration of the Issuer and the performance of its duties under the Indenture, except the Indenture Trustee will not be indemnified for, or held harmless against, any loss, liability or expense incurred by it through its own willful misconduct, negligence or bad faith;

            (iv) except as otherwise expressly provided in the third sentence of
      Section 7.01 of the Trust Agreement, reimburse the Owner Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Owner Trustee in accordance with any provision of the Trust Agreement (including reasonable compensation, expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its willful misconduct, negligence or bad faith of the Owner Trustee;


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            (v) indemnify the Owner Trustee and its agents, successors, assigns, directors, officers and employees for, and hold them harmless against, any loss, obligation, damage, tax, claim, suit, liability or expense incurred without negligence, willful misconduct or bad faith on their part, arising out of or in connection with the acceptance or administration of the transactions contemplated by the Trust Agreement, including the reasonable costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties under the Trust Agreement; and

            (vi) promptly appoint a successor Indenture Trustee pursuant to
      Section 6.08 of the Indenture, upon the Indenture Trustee's resignation or removal, or if the office of the Indenture Trustee becomes vacant for any other reason.

      (c) In addition to the duties set forth in Sections 1.02(a) and (b), the Administrator shall perform such calculations and shall prepare or shall cause the preparation by other appropriate Persons of, and shall execute on behalf of the Issuer or the Owner Trustee, all such documents, notices, reports, filings, instruments, certificates and opinions that the Issuer or the Owner Trustee are required to prepare, file or deliver pursuant to the Basic Documents, and at the request of the Owner Trustee shall take all appropriate action that the Issuer or the Owner Trustee are required to take pursuant to the Basic Documents. In furtherance thereof, the Owner Trustee shall, on behalf of itself and of the Issuer, execute and deliver to the Administrator and to each successor Administrator appointed pursuant to the terms hereof, one or more powers of attorney substantially in the form of Exhibit A, appointing the Administrator the attorney-in-fact of the Owner Trustee and the Issuer for the purpose of executing on behalf of the Owner Trustee and the Issuer all such documents, reports, filings, instruments, certificates and opinions. Subject to Section 1.06, and in accordance with the directions of the Owner Trustee, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Basic Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the capability of the Administrator.

      (d) Notwithstanding anything in this Agreement or the Basic Documents to the contrary, the Administrator shall be responsible for promptly notifying the Owner Trustee in the event that any withholding tax is imposed on the Issuer's payments (or allocations of income) to a Certificateholder as contemplated in
Section 5.02(c) of the Trust Agreement. Any such notice shall specify the amount of any withholding tax required to be withheld by the Owner Trustee pursuant to such provision.

      (e) Notwithstanding anything in this Agreement or the Basic Documents to the contrary, the Administrator shall be responsible for performance of the duties of the Owner Trustee set forth in Section 5.05 of the Trust Agreement with respect to, among other things, accounting and reports to Certificateholders.

      (f) To the extent that any tax withholding is required, the Administrator shall deliver to the Owner Trustee and the Indenture Trustee, on or before December 31, 2008, a certificate of an Authorized Officer in form and substance satisfactory to the Owner Trustee as to such tax withholding and the procedures to be followed with respect thereto to comply with the


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requirements of the Code. The Administrator shall update such certificate if any additional tax withholding is subsequently required or any previously required tax withholding shall no longer be required.

      (g) The Administrator shall perform the duties of the Administrator specified in Section 10.02 of the Trust Agreement required to be performed in connection with the resignation or removal of the Owner Trustee, and any other duties expressly required to be performed by the Administrator under the Trust Agreement or any other Basic Document.

      (h) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Administrator's opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

      (i) With respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless within a reasonable time before the taking of such action, the Administrator shall have notified the Owner Trustee of the proposed action and the Owner Trustee shall not have withheld consent, which consent shall not be unreasonably withheld or delayed, or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include:

            (i) the amendment of or any supplement to the Indenture;

            (ii) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Receivables);

            (iii) the amendment, change or modification of the Basic Documents;

            (iv) the appointment of successor Note Registrars, successor Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of successor Administrators or Successor Master Servicers, or the consent to the assignment by the Note Registrar, any Paying Agent or Indenture Trustee of its obligations under the Indenture; and

            (v) the removal of the Indenture Trustee.

      (j) Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not, (i) make any payments to the Noteholders under the Basic Documents, (ii) take any other action that the Issuer directs the Administrator not to take on its behalf or (iii) take any other action which may be construed as having the effect of varying the investment of the Securityholders.

      (k) The Administrator may enter into subservicing agreements with one or more subservicers for the performance of all or part of the Administrator's duties hereunder. References herein to actions taken or to be taken by the Administrator include actions taken or to be taken by a subservicer on behalf of the Administrator. Each subservicing agreement will be


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upon such terms and conditions as are not inconsistent with this Agreement and as the Administrator and the subservicer have agreed.

      (l) If requested by the Depositor for purposes of compliance with its reporting obligations under the Exchange Act, the Administrator will provide to the Depositor and the Master Servicer on or before March 31 of each year beginning March 31, 2009, the servicing criteria assessment required to be filed in respect of the Issuer under the Exchange Act under Item 1122 of Regulation AB if periodic reports under Section 15(d) of the Exchange Act, or any successor provision thereto, are required to be filed in respect of the Issuer and shall cause a firm of independent certified public accountants, who may also render other services to the Administrator, the Master Servicer, the Seller or the Depositor, to deliver to the Depositor and the Master Servicer the attestation report that would be required to be filed in respect of the Issuer under the Exchange Act if periodic reports under Section 15(d) of the Exchange Act, or any successor provision thereto, were required to be filed in respect of the Issuer. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act, including, without limitation that in the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion.

      The Administrator and the Depositor acknowledge and agree that the purpose of this Section 1.02(l) is to facilitate compliance by the Depositor with the provisions of Regulation AB and the related rules and regulations of the Commission. The Depositor shall not exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission under the Securities Act and the Exchange Act. The Administrator acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and the Administrator agrees to comply with all reasonable requests made by the Depositor in good faith for delivery of information and shall deliver to the Depositor all information and certifications reasonably required by the Depositor to comply with its Exchange Act reporting obligations, including with respect to any of its predecessors or successors. The obligations of the Administrator to provide such information shall survive the removal or termination of the Administrator as Administrator hereunder.

      Section 1.03. Records. The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer and the Depositor at any time during normal business hours, upon reasonable prior notice.

      Section 1.04. Compensation. As compensation for the performance of the Administrator's obligations under this Agreement and as reimbursement for its expenses related thereto, the Administrator shall be entitled to a monthly payment of compensation which shall be solely an obligation of the Master Servicer.


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      Section 1.05. Additional Information to be Furnished to the Issuer. The
Administrator shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer may reasonably request.

      Section 1.06. Independence of the Administrator. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

      Section 1.07. No Joint Venture. Nothing contained in this Agreement shall
(i) constitute the Administrator and either the Issuer or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) be construed to impose any liability as such on any of them or (iii) be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

      Section 1.08. Other Activities of Administrator. Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other Person, even though such Person may engage in business activities similar to those of the Issuer, the Owner Trustee or the Indenture Trustee.

      Section 1.09. Term of Agreement; Resignation and Removal of Administrator. This Agreement shall continue in force until the dissolution of the Issuer, upon which event this Agreement shall automatically terminate.

      (a) Subject to Sections 1.09(d) and 1.09(e), the Administrator may resign its duties hereunder by providing the Issuer with at least 60 days' prior written notice.

      (b) Subject to Sections 1.09(d) and 1.09(e), the Issuer may remove the Administrator without cause by providing the Administrator with at least 60 days' prior written notice.

      (c) Subject to Sections 1.09(d) and 1.09(e), at the sole option of the Issuer, the Administrator may be removed immediately upon written notice of termination from the Issuer to the Administrator if any of the following events shall occur:

            (i) the Administrator shall default in the performance of any of its duties under this Agreement and, after notice of such default, shall not cure such default within ten days (or, if such default cannot be cured in such time, shall not give within ten days such assurance of cure as shall be reasonably satisfactory to the Issuer);

            (ii) the existence of any proceeding or action, or the entry of a decree or order for relief by a court or regulatory authority having jurisdiction over the Administrator in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Administrator or of any substantial part of its property, or ordering the


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


      winding up or liquidation of the affairs of the Administrator and the continuance of any such action, proceeding, decree or order unstayed and, in the case of any such order or decree, in effect for a period of 60 consecutive days; or

            (iii) the commencement by the Administrator of a voluntary case under the federal bankruptcy laws, as now or hereafter in effect, or the consent by the Administrator to the appointment of or taking of possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Administrator or of any substantial part of its property or the making by the Administrator of an assignment for the benefit of creditors or the failure by the Administrator generally to pay its debts as such debts become due or the taking of corporate action by the Administrator in furtherance of any of the foregoing.

      The Administrator agrees that if any of the events specified in clauses
(ii) or (iii) above shall occur, it shall give written notice thereof to the Issuer and the Indenture Trustee within seven days after the occurrence of such event.

      (d) No resignation or removal of the Administrator pursuant to this Section shall be effective until (i) a successor Administrator shall have been appointed by the Issuer and (ii) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder.

      (e) The appointment of any successor Administrator shall be effective after satisfaction of the Rating Agency Condition with respect to the proposed appointment.

      (f) Subject to Sections 1.09(d) and 1.09(e), the Administrator acknowledges that upon the appointment of a Successor Master Servicer pursuant to the Sale and Servicing Agreement, the Administrator shall immediately resign and such Successor Master Servicer shall automatically become the Administrator under this Agreement.

      Section 1.10. Action Upon Termination, Resignation or Removal. Promptly upon the effective date of termination of this Agreement pursuant to the first sentence of Section 1.09 or the resignation or removal of the Administrator pursuant to Section 1.09(a), (b) or (c), respectively, the Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the date of such termination, resignation or removal. The Administrator shall forthwith upon such termination pursuant to the first sentence of Section 1.09 deliver to the Issuer all property and documents of or relating to the Collateral then in the custody of the Administrator. In the event of the resignation or removal of the Administrator pursuant to Section 1.09(a), (b) or
(c), respectively, the Administrator shall cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Administrator.

      Section 1.11. Notices. All demands, notices and communications hereunder shall be in writing and shall be delivered or mailed by registered or certified first-class United States mail, postage prepaid, hand delivery, prepaid courier service, or by telecopier (followed by hard copy by overnight delivery), and addressed in each case as follows: (i) if to the Issuer or the Owner Trustee, to Wachovia Auto Loan Owner Trust 2008-1, c/o Wilmington Trust Company, 1100 North Market Street, Wilmington, Delaware 19890-1605, Attention: Corporate Trust

Administration; (ii) if to the Administrator, to Wachovia Bank, National Association, 301 S. College Street, 9th Floor, NC5578, Charlotte, North Carolina, 28288-5578, Attention: Treasury ABS Department; (iii) if to the Depositor, to WDS Receivables LLC, 444 East Warm Springs Road, Suite 118, Las Vegas, Nevada 89119; (iv) if to the Indenture Trustee, to U.S. Bank National Association, 60 Livingston Avenue, EP-MN-WS3D, St. Paul, Minnesota 55107,
Attention: Structured Finance - WALOT 2008-1; or (v) to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, or hand-delivered to the address of such party as provided above.

      Section 1.12. Amendments. This Agreement may be amended from time to time by a written amendment duly executed and delivered by the parties hereto, with the written consent of the Owner Trustee but without the consent of the Noteholders or the Certificateholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, that such amendment will not, in the Opinion of Counsel satisfactory to the Indenture Trustee, materially and adversely affect the interest of any of the Noteholders or the Certificateholders. This Agreement may also be amended by the parties hereto with the written consent of the Noteholders evidencing at least 51% of the Note Balance of the Controlling Class or, if the Notes have been paid in full, the Certificateholders evidencing at least 51% of the aggregate Certificate Percentage Interest for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Receivables or distributions that are required to be made for the benefit of the Noteholders or the Certificateholders or (ii) reduce the percentage of the Note Balance or of the Certificate Percentage Interest, the consent of the Noteholders or the Certificateholders, respectively, of which is required for this amendment, in each case without the consent of the Holders of all outstanding Notes and Certificates adversely affected by the amendment.

      An amendment to this Agreement shall be deemed not to materially adversely affect the interests of any Noteholder or Certificateholder if the Person requesting such amendment obtains and delivers to the Owner Trustee and the Indenture Trustee an Opinion of Counsel to that effect or the Rating Agency Condition is satisfied. Notwithstanding the foregoing, the Administrator may not amend this Agreement without the consent of the Depositor, which consent shall not be unreasonably withheld.

      Section 1.13. Successors and Assigns. This Agreement may not be assigned by the Administrator unless such assignment is previously consented to in writing by the Issuer and the Owner Trustee, and subject to the satisfaction of the Rating Agency Condition in respect thereof. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Issuer or the Owner Trustee to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator; provided, that such successor organization executes and delivers to the Issuer, the Owner Trustee and the Indenture Trustee an agreement, in form and substance reasonably satisfactory to the Owner Trustee and the Indenture Trustee, in which such corporation or other organization agrees to be bound hereunder by the terms of said assignment in the same manner as the Administrator is bound hereunder. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

      Section 1.14. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS
LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      Section 1.15. Headings. The Section headings and the Table of Contents herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

      Section 1.16. Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

      Section 1.17. Severability. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions and terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions and terms of this Agreement.

      Section 1.18. Limitation of Liability of Owner Trustee and Indenture Trustee.

      (a) Notwithstanding anything contained herein to the contrary, this Agreement has been executed by Wilmington Trust Company solely in its capacity as Owner Trustee of, and on behalf of, the Issuer and in no event shall the Owner Trustee in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles Six, Seven and Eight of the Trust Agreement.

      (b) Notwithstanding anything contained herein to the contrary, this Agreement has been executed by U.S. Bank National Association solely in its capacity as Indenture Trustee under the Indenture and in no event shall the Indenture Trustee in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

      Section 1.19. Third-Party Beneficiary. The Owner Trustee is a third-party beneficiary to this Agreement and is entitled to the rights and benefits hereunder and may enforce the provisions hereof as if it were a party hereto.

      Section 1.20. Successor Master Servicer and Administrator. The Administrator shall undertake, as promptly as possible after the giving of notice of termination to the Master Servicer of the Master Servicer's rights and powers pursuant to Section 7.02 of the Sale and Servicing Agreement, to enforce the provisions of such Section 7.02 with respect to the appointment of a successor Master Servicer. Such successor Master Servicer shall, upon compliance with the second to last sentence of Section 7.02 of the Sale and Servicing Agreement, become the successor Administrator hereunder; provided, however, that if the Indenture Trustee shall become such successor Administrator, the Indenture Trustee shall not be required to perform any obligations or duties or conduct any activities as successor Administrator that would be prohibited by law and not within the banking and trust powers of the Indenture Trustee. In such event, the Indenture Trustee may appoint a sub-administrator to perform such obligations and duties. Any transfer of servicing pursuant to Section 7.02 of the Sale and Servicing Agreement and related succession as Administrator hereunder shall not constitute an assumption by the related successor Administrator of any liability of the related outgoing Administrator arising out of any breach by such outgoing Administrator of such outgoing Administrator's duties hereunder prior to such transfer.

      Section 1.21. Nonpetition Covenants.

      (a) Notwithstanding any prior termination of this Agreement, the Depositor, the Administrator, the Owner Trustee and the Indenture Trustee shall not at any time acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

      (b) Notwithstanding any prior termination of this Agreement, the Issuer, the Administrator, the Owner Trustee and the Indenture Trustee shall not at any time acquiesce, petition or otherwise invoke or cause the Depositor to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Depositor under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Depositor or any substantial part of its property, or ordering the winding up or liquidation of the Depositor.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers, thereunto duly authorized, as of the day and year first above written.

                                    WACHOVIA AUTO LOAN OWNER
                                        TRUST 2008-1, as Issuer

                                    By:  WILMINGTON TRUST COMPANY,
                                         not in its individual capacity but
                                         solely as Owner Trustee



                                    By: /s/ Erik E. Overcash
                                        --------------------------------------
                                        Name:  Erik E. Overcash
                                        Title: Financial Services Officer

                                    WDS RECEIVABLES LLC,
                                       as Depositor



                                    By: /s/ Keith Ford
                                        --------------------------------------
                                        Name:  Keith Ford
                                        Title: Assistant Vice President

                                    U.S. BANK NATIONAL ASSOCIATION, not in its
                                       individual capacity but solely as
                                       Indenture Trustee



                                    By: /s/ Shannon M. Rantz
                                        --------------------------------------
                                        Name:  Shannon M. Rantz
                                        Title: Vice President

                                    WACHOVIA BANK, NATIONAL
                                       ASSOCIATION, as Administrator



                                    By: /s/ April Hughey
                                        --------------------------------------
                                        Name:  April Hughey
                                        Title: Vice President

                                                                      EXHIBIT A


                          POWER OF ATTORNEY PURSUANT TO
                   SECTION 1.02(c) OF ADMINISTRATION AGREEMENT

      KNOW ALL MEN BY THESE PRESENTS, that Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as Owner Trustee of Wachovia Auto Loan Owner Trust 2008-1, a Delaware statutory trust (the "Issuer"), as grantor (in such capacity, the "Grantor"), does hereby appoint Wachovia Bank, National Association, a national banking association ("Wachovia Bank"), as grantee (the "Grantee"), as its attorney-in-fact with full power of substitution and hereby authorizes and empowers the Grantee, in the name of and on behalf of the Grantor or the Issuer, to take the following actions from time to time with respect to the duties of Wachovia Bank, as administrator (in such capacity, the "Administrator") under the administration agreement, dated as of January 1, 2008 (the "Administration Agreement"), among the Issuer, the Administrator, WDS Receivables LLC ("WDS Receivables") and U.S. Bank National Association, for the purpose of executing on behalf of the Grantor or the Issuer all such documents, reports, filings, instruments, certificates and opinions required pursuant to the Basic Documents.

      The Grantee is hereby empowered to do any and all lawful acts necessary or desirable to effect the performance of its duties as Administrator under the Administration Agreement and the Grantor hereby ratifies and confirms any and all lawful acts the Grantee shall undertake pursuant to and in conformity with this Power of Attorney.

      This Power of Attorney is revocable in whole or in part as to the powers herein granted upon notice by the Grantor. If not earlier revoked, this Power of Attorney shall expire completely or, if so indicated, in part, upon the earlier of the (i) termination of the amended and restated trust agreement, dated as of January 1, 2008 (the "Trust Agreement"), between WDS Receivables, as depositor, and Wilmington Trust Company, as owner trustee, or (ii) termination of the Administration Agreement. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Trust Agreement or, if not defined therein, in the Administration Agreement, as the case may be.

      This Power of Attorney shall be created under and governed and construed under the internal laws of the State of New York.

      The Grantor executes this Power of Attorney with the intent to be legally bound hereby, and with the intent that such execution shall have the full dignity afforded by the accompanying witnessing and notarization and all lesser dignity resulting from the absence of such witnessing and notarization or any combination thereof.

      Dated this ____ day of ______ 2008.

[Seal]                              WILMINGTON TRUST COMPANY,
                                    not in its individual capacity but solely as Owner Trustee of Wachovia Auto Loan Owner Trust 2008-1



                                    By:
                                        --------------------------------------
                                        Name:
                                        Title:


Signed and delivered in the presence of:



-----------------------------------------


Address: ________________________________
         ________________________________

[Unofficial Witness]


                                      A-2